SUCCESSOR AGENT AGREEMENT

This **SUCCESSOR AGENT AGREEMENT**, dated as of March 8, 2012 (this "***Agreement***"), is entered into by and among GLEACHER PRODUCTS CORP., a Delaware corporation ("***Gleacher***" or the "***Successor Administrative Agent***"), the Lenders (as defined below) signatory hereto constituting Required Lenders (as defined in the Credit Agreement) (the "***Appointing Lenders***") and ALLEGIANT TRAVEL COMPANY (the "***Borrower***").

WHEREAS, the Borrower, the lenders party thereto from time to time (the "***Lenders***") Citadel Securities Trading LLC, as Administrative Agent (the "***Resigning Administrative Agent***") and The Bank of New York Mellon, as collateral agent (in such capacity, the "***Collateral Agent***") entered into that certain Credit Agreement, dated as of March 10, 2011 (as amended, restated, supplemented, amended and restated or otherwise modified from time to time, the "***Credit Agreement***", and, together with the other Loan Documents (as defined in the Credit Agreement), collectively, the "***Loan Documents***"). Capitalized terms used herein without definition shall have the meanings attributed to such terms in the Credit Agreement;

WHEREAS, the Resigning Administrative Agent has, by letter dated November 3, 2011, to the Borrower and the Lenders, tendered its resignation as Administrative Agent under, and in accordance with Article VIII of the Credit Agreement, such resignation became effective as of December 3, 2011 (the "***Resignation Effective Date***"); and

WHEREAS, the Appointing Lenders, after consultation with the Borrower, desire to appoint the Successor Administrative Agent as Administrative Agent under the Loan Documents pursuant to Article VIII of the Credit Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Resignation and Appointment of Administrative Agent.

(a) Pursuant to Article VIII of the Credit Agreement, the Appointing Lenders, after consultation with the Borrower, hereby appoint the Successor Administrative Agent as Administrative Agent under the Loan Documents, effective as of the Effective Date (as defined below). The Successor Administrative Agent hereby accepts the appointment to act as Administrative Agent under the Loan Documents.

(b) The Successor Administrative Agent's appointment as Administrative Agent under the Loan Documents shall be effective on the date (i) the Successor Administrative Agent receives duly executed counterparts (in accordance with Section 15 hereof) of this Agreement that, when taken together, bear the signatures of the Borrower, the Successor Administrative Agent and the Appointing Lenders; and (ii) the Successor Administrative Agent is paid all of its outstanding fees and expenses (including, but not limited to, attorneys' fees and expenses) invoiced as of the date hereof (such date, the "***Effective Date***").

2. Rights, Duties and Obligations. Effective as of the Effective Date, the Successor

Administrative Agent shall be vested with all the rights, powers, discretion and privileges of the Administrative Agent as described in the Loan Documents (as may be amended hereby), and the Successor Administrative Agent assumes, from and after the Effective Date, the obligations, responsibilities and duties of the Administrative Agent in accordance with the terms of the Loan Documents (as may be amended hereby). The parties hereto agree that the Successor Administrative Agent shall bear no responsibility for: (a) any actions taken or omitted to be taken by the Resigning Administrative Agent while it served as Administrative Agent under the Credit Agreement and the other Loan Documents, (b) for any actions taken or omitted to be taken related to the Credit Agreement and/or the other Loan Documents from the Resignation Effective Date until the Effective Date or (c) for any other event or action related to the Credit Agreement and/or the other Loan Documents which occurred prior to the Effective Date.

3. Representations and Warranties of Borrower. In order to induce the Successor Administrative Agent to enter into this Agreement, the Borrower hereby: (x) reaffirms the truth and accuracy, as of the date of the Credit Agreement, of each of the representations and warranties made to the Administrative Agent in Article III of the Credit Agreement for the benefit of the Successor Administrative Agent and (y) makes the following additional representations and warranties to the Successor Administrative Agent as of the date hereof:

(a) Loan Status. Schedule I sets forth the outstanding principal amount of, and any accrued interest payable on, the Loans as of March 8, 2012.

(b) Current Lenders. Schedule II sets forth, based on the Register, as of March 8, 2012, a list of Lenders, the current contact information with respect to each Lender, the outstanding principal amount of the Loan owing to each such Lender under the Credit Agreement, and the percentage held by such Lender of the sum of all Loans outstanding and unused Incremental Revolving Loan Commitments and Term Loan Commitments at such time.

(c) There have been, and as of March 8, 2012 there are, no Defaulting Lenders.

(d) Documents. (i) Schedule III sets forth a list of the Loan Documents, which have been delivered to the Successor Administrative Agent as of the date hereof. As of the date hereof, other than the supplements to the Aircraft Security Agreement with respect to the acquisition of Aircraft Collateral and the releases and disclaimers issued by the Collateral Agent with respect to the sale or transfer of Aircraft Collateral, in each case, of which the Collateral Agent has been notified or with respect to which Collateral Agent has executed relevant documentation, there have been no amendments, supplements, waivers or consents to the Loan Documents, to which the Borrower has knowledge or is a party, except as set forth in Schedule IV and as contemplated by this Agreement.

(ii) The Successor Administrative Agent shall have received a copy of each Certificate delivered to the Administrative Agent pursuant to Section 4.02(c) of the Credit Agreement; together with a bring down certificate that there has been no change in any Loan Party's (i) organizational documents (including such

Loan Party's corporate name), (ii) identity or corporate structure and (iii) Federal Taxpayer Identification number.

(iii) The Successor Administrative Agent shall have received a certificate as to coverage under the insurance policies required by Section 5.02 of Credit Agreement and the applicable provisions of the Security Documents (except for the Collateral listed on Schedule V, in respect of which Successor Administrative Agent will receive a certificate as contemplated by Section 16 hereof.)

(e) Except as listed on Schedule VI, there has been no Default or Event of Default since the Closing Date. As of March 8, 2012, there is no Default or Event of Default existing.

(f) The primary syndication of the Commitments has been completed, and the Resigning Administrative Agent previously notified Borrower in respect thereof.

(g) There have been no prepayments (voluntary or mandatory) since the Closing Date.

(h) The 10-K filed with the SEC on February 27, 2012 does not contain any material misstatement of fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made not misleading.

(i) The Borrower has not received any notice from any Lender that it has granted to an SPV (as defined in Section 9.04 (i)) the ability to fund any Loan as permitted by Section 9.04 (i).

(j) The Borrower is duly organized, validly existing and in good standing, and has all requisite power and authority to own its property and assets and conduct its business as presently conducted. This Agreement and the Fee Letter have been duly authorized, executed and delivered, and they constitute legal, valid and binding obligations of the Borrower; which obligations are enforceable in accordance with their terms.

(k) Federal Reserve Regulations. (i) The Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of buying or carrying Margin Stock

(ii) No part of the proceeds of any Loan will or have been used, whether directly or indirectly, and whether immediately, incidentally or ultimately, for any purpose that entails a violation of, or that is inconsistent with, the provisions of the Regulations of the Board, including Regulation T, U, or X.

(l) Investment Company Act. The Borrower is not an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940.

(m) Sanctioned Persons. None of the Borrower or any Subsidiary nor, to the knowledge of the Borrower, any director, officer or Affiliate of the Borrower or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department ("OFAC"); and the Borrower will not directly or indirectly use the proceeds of the Loans or otherwise make available such proceeds to any Person, for the purpose of financing the activities of any Person currently subject to any U.S. sanctions administered by OFAC.

4. Representations and Warranties of Lenders. Each Appointing Lender hereby represents and warrants to the Successor Administrative Agent that, as of the date hereof, all information pertaining to such Appointing Lender as set forth on Schedule II hereof is true and correct.

5. Successor Administrative Agent's Fees and Expenses. Commencing on the Effective Date, the Successor Administrative Agent shall be entitled to receive the agency fees separately agreed upon by the Borrower and the Successor Administrative Agent, and such fees shall constitute "Obligations" for all purposes of the Credit Agreement and the other Loan Documents.

6. Amendments. By their respective signatures below, the Borrower and each Appointing Lender hereby consent to the following amendments to the Credit Agreement and upon the execution of this Agreement by the Borrower and the Appointing Lenders constituting the Required Lenders, the Credit Agreement shall thereupon be deemed amended as provided for below:

(a) all references in the Credit Agreement to Citadel Securities Trading LLC, as Administrative Agent are hereby amended to reference Gleacher, as Administrative Agent, as applicable, thereunder;

(b) Section 1.01 of the Credit Agreement is hereby amended and restated as follows:

(i) the following defined term is inserted in the appropriate alphabetical order:

"Successor Agent Agreement" shall mean that Successor Agent Agreement, dated as of March 8, 2012, by and among Gleacher Products Corp., as Successor Administrative Agent, the Borrower and certain Lenders constituting Required Lenders party thereto.

(ii) the definition of the term "Fee Letter" is replaced with the following:

"Fee Letter" shall mean the Fee Letter, dated as of March __, 2012, between the Borrower and Gleacher Products Corp.

(iii) the definition of the term "Loan Document" is amended and restated in its entirety as follows:

"Loan Document" shall mean this Agreement, the Security Documents, each Incremental Term Loan Assumption Agreement, each Incremental Revolving Loan Assumption Agreement, the promissory notes, if any, executed and delivered pursuant to Section 2.04(e), the Fee Letter, the Successor Agent Agreement and any other document executed in connection with the foregoing.

(c) Section 2.21(a)(y) of the Credit Agreement is amended by adding into clause (y) immediately following "Administrative Agent" the parenthetical "(acting at the written direction of Required Lenders)."

(d) Section 5.06(a) is hereby amended by adding immediately following "Administrative Agent" the words "of any acquisition or disposition of any Mortgaged Property, Pledged Collateral or Aircraft Collateral as and when Borrower notifies the Collateral Agent,".

(e) In Article VIII, clause (c) of the third paragraph is amended by deleting the word "bank" and inserting the word "financial institution" in lieu thereof.

(f) in Section 9.01(b) of the Credit Agreement, the following shall be substituted in lieu of the existing provisions thereof: "if to the Administrative Agent, to it at Gleacher Products Corp., 1290 Avenue of the Americas, 4th Floor, New York, NY 10104, Attention of Christopher Capezuti (Fax No. 646-786-4385); and".

(g) Section 9.04(d) of the Credit Agreement is amended by deleting "in The City of New York".

(h) Section 9.05(a) of the Credit Agreement is amended by deleting "Milbank, Tweed, Hadly & McCloy LLP" and replacing it with "Jones Day".

(i) Section 9.07 of the Credit Agreement is amended by adding to the end thereof, "INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW."

(j) Section 9.15(a) is amended by deleting "any New York State Court or Federal Court of the United States of America sitting in New York City" and replacing it with "the courts of the State of New York sitting in the Borough of Manhattan, the courts of the United States for the Southern District of New York"; and

(k) Section 9.17 of the Credit Agreement is amended by deleting ", without the prior written consent of the Administrative Agent."

7. Entire Agreement. This Agreement states the entire agreement and supersedes all prior agreements, written or verbal, between the parties hereto with respect to the subject matter hereof and may not be amended except in writing signed by a duly authorized representative of each of the respective parties hereto.

8. Waiver. No delay or failure on the part of any party hereto in exercising any right, power or remedy hereunder shall effect or operate as a waiver thereof, nor shall any single or partial exercise thereof or any abandonment or discontinuance of steps to enforce such right,

power or remedy preclude any further exercise thereof or of any other right, power or remedy.

9. Submission to Jurisdiction. Each party hereto hereby irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding relating to this Agreement or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the courts of the State of New York sitting in the Borough of Manhattan, the courts of the United States for the Southern District of New York, and appellate courts from any thereof; and

(b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same.

10. WAIVERS OF JURY TRIAL. THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT.

11. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED IN ALL RESPECTS BY, THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

12. Severability. In the event that any provision of this Agreement, or the application of such provision to any Person or set of circumstances, shall be determined to be invalid, unlawful, void or unenforceable to any extent, the remainder of this Agreement, and the application of such provision to Persons or circumstances other than those as to which it is determined to be invalid, unlawful, void or unenforceable, shall not be affected and shall continue to be valid and enforceable to the fullest extent permitted by law.

13. Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

14. Reference to and Effect on the Loan Documents.

(a) Except as specifically modified by this Agreement, the Loan Documents shall remain in full force and effect and are hereby ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

(b) Upon the execution and delivery of this Agreement by the Successor Administrative Agent, the Appointing Lenders and the Borrower, this Agreement shall be considered to be a Loan Document, and the Credit Agreement shall, where the context requires, be read and construed throughout so as to incorporate this Agreement and the amendments thereto contained in this Agreement.

(c) The Successor Administrative Agent, and the Appointing Lenders expressly reserve all of their rights and remedies under the Credit Agreement, the other Loan Documents, and applicable law, including, without limitation, their rights and remedies arising as a result of any Defaults or Events of Default that have occurred or may occur subsequent to the execution and delivery of this Agreement and all rights and remedies with respect to all unpaid Obligations.

15. Counterparts and Facsimile. This Agreement may be signed in counterparts, all of which together shall constitute one and the same instrument. The parties hereto may provide signatures to this Agreement by facsimile or electronic mail in portable document format (.pdf), and such facsimile or electronic mail signatures shall be deemed to be the same as original signatures.

16. Post-Closing Obligations. Borrower shall provide to the Administrative Agent no later than March 31, 2012 (a) a then-current listing of the Aircraft Collateral (as such term is defined in the Aircraft Security Agreement) and (b) a certificate of insurance evidencing coverage for the Successor Administrative Agent on the leased engines described on Schedule VI.

[Signature Pages to Follow]